UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOJECT MEDICAL TECHNOLOGIES INC.
(Exact Name of Registrant as Specified In Its Charter)

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BIOJECT MEDICAL TECHNOLOGIES INC.

20245 SW 95th AVENUE

TUALATIN, OREGON 97062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the “Annual Meeting”) of BIOJECT MEDICAL TECHNOLOGIES INC. will be held on Thursday, June 9, 2011, at 9:00 a.m., Pacific Time, at our Corporate office, located at 20245 SW 95th Avenue, Tualatin, Oregon 97062 for the following purposes:

(i)	to elect two members of the Board of Directors for a term of one year;

(ii)	to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accountants for the year ending December 31, 2011; and

(iii)	to transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only holders of common stock and preferred stock of record at the close of business on April 12, 2011 will be entitled to vote at the Annual Meeting and any adjournments thereof.

We are pleased to announce that we are taking advantage of a process informally called “e-proxy,” which allows public companies to distribute their annual proxy statement, proxy card and annual report to shareholders by mailing a brief “Notice of Internet Availability” and posting the proxy materials on a designated website.

We appreciate your continued support of Bioject and look forward to either greeting you personally at the meeting or receiving your proxy.

DATED at Portland, Oregon, this 25th day of April, 2011.

BY ORDER OF THE BOARD

/s/ Ralph Makar
Ralph Makar
President and Chief Executive Officer

Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What’s the point of e-proxy?

E-proxy is expected to deliver benefits for both shareholders and companies, including:

•	leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting;

•	promoting sustainable business practices by reducing consumption of paper, energy and other resources;

•	saving money for the company and its shareholders; and

•	providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What does the “Notice of Internet Availability” look like?

The Notice of Internet Availability is titled “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2011.” The notice contains:

•	a notice of the annual meeting;

•	instructions on how to view the proxy materials online or request paper copies;

•	instructions about various methods of voting (including online); and

•	a brief description of the items on the annual meeting agenda.

Can I vote my shares by filling out and returning the Notice of Internet Availability?

No. The Notice of Internet Availability has instructions on how to vote on the Internet, by phone, by requesting and returning a paper proxy card or by submitting a ballot in person at the annual meeting.

I prefer to read my proxy materials on paper. How do I get paper copies?

The Notice of Internet Availability has instructions on how to request paper copies by phone, email or on the Internet. You will be sent the materials by first class mail within three business days of your request, at no cost to you. Once you request a paper copy, you will continue to receive the materials in paper form until you instruct us otherwise. The online proxy materials will also be in a format suitable for printing on your own printer.

I have previously indicated I want to receive my proxy materials electronically. Will I still receive my materials via email as I have in the past?

Yes. The e-proxy rules work in harmony with the existing rules that allow shareholders to have their proxy materials delivered electronically via email. If you have already signed up to receive the materials by email or other electronic transmission, you will continue to get them that way.

BIOJECT MEDICAL TECHNOLOGIES INC.

BIOJECT MEDICAL TECHNOLOGIES INC.

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 9, 2011

MANAGEMENT SOLICITATION

This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BIOJECT MEDICAL TECHNOLOGIES INC. for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, June 9, 2011, at the time and place and for the purposes set forth in the Notice of Meeting.

United States Securities and Exchange Commission (“SEC”) rules permit us to deliver only one copy of the proxy statement or the Notice of Internet Availability of Proxy Materials to multiple shareholders of record who share the same address, unless we have received contrary instructions from one or more of the shareholders. This delivery method, called “householding,” reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive or have Internet access to separate proxy cards.

If you are a shareholder of record and wish to receive a separate copy of the proxy statement or the Notice of Internet Availability of Proxy Materials, now or in the future, at the same address, or you are currently receiving multiple copies of the proxy statement or the Notice of Internet Availability of Proxy Materials at the same address and wish to receive a single copy, please email Investor Relations at InvestorRelations@bioject.com, write to or call Investor Relations at our corporate offices at 503-692-8001 x 4207.

Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials or the Notice of Internet Availability of Proxy Materials and wish to receive a single copy in the future, or who currently receive a single copy and wish to receive separate copies in the future, should contact their bank, broker or other holder of record to request that only a single copy or separate copies, as the case may be, be delivered to all shareholders at the shared address in the future.

The form of proxy accompanying this proxy statement is solicited by our Board of Directors. Proxies may be solicited by our officers, directors and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. In addition, we have retained the services of Advantage Proxy to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, email, facsimile or messenger. We estimate that we will pay Advantage Proxy its customary and reasonable fees not expected to exceed $3,500, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. We will also reimburse persons holding shares of the common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by us.

APPOINTMENT AND REVOCABILITY OF PROXIES

The persons named in the accompanying form of proxy are officers of Bioject.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(i)	signing another proxy bearing a later date and depositing it in the manner set forth in the Notice of Meeting;

(ii)	signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Meeting at any time before the time fixed for the Annual Meeting or an adjournment thereof or with the chairman of the Annual Meeting on the day of the Annual Meeting or an adjournment thereof; or

(iii)	attending the Annual Meeting, or an adjournment thereof, and casting a ballot in person.

Such revocation will have effect only in respect of those matters that have not already been acted upon. Additional proxy forms may be obtained by calling or writing to American Stock Transfer & Trust Co., Shareholder Services, 59 Maiden Lane, Plaza Level, New York, NY 10038, telephone: (800)  937-5449.

VOTING OF PROXIES

The securities represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly. The form of proxy confers authority upon the named proxy holder with respect to matters identified in the accompanying Notice of Meeting. If a choice with respect to such matters is not specified, it is intended that Ralph Makar and Christine M. Farrell, the persons designated by management in the form of proxy, will vote the securities represented by the proxy in favor of each matter identified in the proxy statement and for election of the nominees named in this proxy statement to the Board of Directors. The proxy confers discretionary authority upon the named proxy holder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters, which may properly come before the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our voting securities consist of common stock, without par value (the “common stock”), Series D preferred stock, Series E preferred stock, Series F preferred stock and Series G preferred stock. The Record Date has been fixed in advance by our Board of Directors as April 12, 2011, for the purpose of determining shareholders entitled to notice of and to vote at the Annual Meeting.

Each share of common stock issued at the time of the Record Date carries the right to one vote at the Annual Meeting. For purposes of voting, the shares of Series D preferred stock will be deemed to be converted into a number of shares of common stock equal to the total number of Series D shares outstanding multiplied by $1.15 and divided by $1.30. Each share of Series E preferred stock will be deemed to be converted into one share of common stock. Each share of Series F preferred stock will be deemed to be converted into 100 shares of common stock. Each share of Series G preferred will be deemed to be converted into 100 shares of common stock.

As of April 12, 2011:

•	a total of 18,667,503 shares of our common stock were issued and outstanding;

•	a total of 2,086,957 shares of our Series D preferred stock, convertible into 1,846,154 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding;

•	a total of 3,308,392 shares of our Series E preferred stock, convertible into 3,308,392 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding;

•	a total of 8,314 shares of our Series F preferred stock, convertible into 831,400 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding; and

•	a total of 92,448 shares of our Series G preferred stock, convertible into 9,244,800 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding.

The following tables set forth certain information concerning the beneficial ownership of our common stock at April 12, 2011, by: (i) each person known by us to own beneficially more than 5% of our outstanding capital stock; (ii) each of the directors and named executive officers; and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)	Percentage Beneficially Owned
Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates (3) (“LOF”) 126 East 56th Street, 24th Floor New York, New York 10022	15,911,216	46.1%
Edward L. Flynn (4) 75-11 Myrtle Avenue Glendale, New York 11385	2,924,086	14.6%
Ralph Makar (5)	1,471,973	7.7%
Richard Stout, M.D. (6)	744,351	3.9%
Christine M. Farrell (6)	617,413	3.3%
David S. Tierney, M.D. (5)	195,551	1.0%
Jerald S. Cobbs (7)	144,688	*
Al Hansen (7)	13,750	*
Mark Logomasini	11,250	*

All Current Directors and Executive Officers as a Group (8 persons) (8)	6,123,063	29.2%

*	Less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 12, 2011 or shares of unvested restricted stock units (“RSUs”) that vest within 60 days of April 12, 2011 are deemed outstanding for computing the percentage ownership of the person holding the options, warrants or unvested stock but are not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Includes options currently exercisable or exercisable within 60 days after April 12, 2011 for shares of our common stock, RSUs that vest within 60 days of April 12, 2011 and shares of our common stock held in 401(k) accounts as follows:

Name	Shares Subject to Options	Shares Subject to RSUs	Shares held in 401(k)
Edward L. Flynn	32,500	—	—
Richard Stout, M.D.	207,731	—	131,568
Jerald S. Cobbs	30,000	—	—
Christine M. Farrell	207,821	—	103,857
David S. Tierney, M.D.	32,500	—	—
Ralph Makar	232,500	100,000	177,054
Al Hansen	13,750	—	—
Mark Logomasini	11,250	—	—

All Current Directors and Executive Officers as a Group	768,052	100,000	412,479

(3)	Includes the following:

•	2,086,957 shares of our Series D preferred stock convertible into 2,086,957 shares of our common stock;

•	3,858,908 shares of our Series E preferred stock convertible into 3,858,908 shares of our common stock (including accrued payment-in-kind dividends);

•	97,887 shares of our Series G preferred stock convertible into 9,788,662 shares of our common stock (including accrued payment-in-kind dividends); and

•	warrants exercisable for 80,000 shares of our common stock.

(4)	In addition to the items included in Note 2 above, this amount includes the following:

•	6,760 shares of Series F preferred stock convertible into 783,842 shares of our common stock (including accrued payment-in-kind dividends);

•	4,249 shares of our Series G preferred stock convertible into 424,916 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 66,667 shares of our common stock;

•	50,644 shares held in various retirement accounts; and

•	27,990 shares held by Mr. Flynn’s wife.

(5)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 6,667 shares of our common stock and 676 shares of Series F preferred stock convertible into 78,384 shares of our common stock (including accrued payment-in-kind dividends).
(6)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 1,000 shares of our common stock and 101 shares of Series F preferred stock convertible into 11,711 shares of our common stock (including accrued payment-in-kind dividends).
(7)	Mr. Hansen and Mr. Cobbs disclaim beneficial ownership of the shares held by Life Sciences Opportunity Fund L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates, except to the extent of their respective pecuniary interest therein. See Note 3.
(8)	In addition to the items included in Note 2 above, this amount includes the following:

•	8,314 shares of Series F preferred stock convertible into 964,033 shares of our common stock (including accrued payment-in-kind dividends);

•	4,249 shares of Series G preferred stock convertible into 424,916 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 82,001 shares of our common stock;

•	50,644 shares held in various retirement accounts by Mr. Flynn; and

•	27,990 shares held by Mr. Flynn’s wife.

PROPOSAL #1: ELECTION OF DIRECTORS

At our 2010 Annual Meeting, the shareholders approved amendments to our Amended and Restated Articles of Incorporation that declassified our Board of Directors and provide for annual election of directors. Accordingly, the Board of Directors is implementing a staggered annual election over a three-year period ending at the 2013 Annual Meeting, at which time all directors will then serve one-year terms.

At this Annual Meeting, two Class III Directors will be nominated to serve one-year terms and until their successors are elected and duly qualified. The Class III nominees are Al Hansen and Mark Logomasini, each of whom is presently serving on our Board of Directors.

The presence in person or by proxy of holders of record of a majority of the outstanding common stock, the Series D preferred stock, the Series E preferred stock, the Series F preferred stock and the Series G preferred stock, together as a single class, is required to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the two nominees for election as Class III Directors who receive the greatest number of votes cast at the Annual Meeting shall be elected as directors. Votes may be cast for or withheld from the nominees. Abstentions from voting or non-voting by brokers will be counted for determining whether there is a quorum, but will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD COMPOSITION

The Board of Directors is currently composed of six members, one of whom, Mr. Ralph Makar, is currently an employee of Bioject. The following table sets forth the names, ages and certain other information concerning our director nominees and our continuing directors.

Name	Class	Age	Position	Year Elected Director	Current Term Expires
Al Hansen	III	56	Chairman	2009	2011
Mark Logomasini	III	49	Director (a)(b)(c)	2009	2011

Jerald S. Cobbs	I	58	Director (a)(c)	2006	2012
Ralph Makar	I	50	Director and President and Chief Executive Officer	2007	2012

Edward L. Flynn	II	75	Director (a)(b)(c)	2007	2013
David S. Tierney, M.D.	II	46	Director (a)(b)	2007	2013

(a)	Member of Compensation Committee
(b)	Member of Corporate Governance and Nominating Committee
(c)	Member of Audit Committee

Nominees for director to be elected by shareholders for a one-year term expiring in 2012

AL HANSEN has been a director since December 2009 and was elected as Chairman of the Board in 2010. Mr. Hansen brings to our Board significant financial management and private equity experience from his focus on specialty pharmaceuticals, medical devices and the pharma services industries. Mr. Hansen has been a Managing Director of Signet Healthcare Partners since 2001. Mr. Hansen has over 15 years of private equity investment experience. He was Chairman and Interim CEO of Questcor Pharmaceuticals and currently serves as Chairman of Bioject and Cedarburg Pharmaceuticals, a Director of BioPro Pharmaceutical, LearnWright, Malladi Drugs and Pharmaceuticals and Pfenex. Mr. Hansen’s previous experience includes serving as a principal of Darby Overseas Investments Ltd., a private equity firm with a focus on emerging markets and as Director of Corporate Finance at the U.S. Treasury Department. Early in his career, Mr. Hansen was an investment banker with Dillon Read & Co. Inc., focusing on mergers and acquisitions and an investment banker at E.F. Hutton & Co. Mr. Hansen also served in the U.S. Army as an Infantry and Special Forces officer. Mr. Hansen has a B.A. from Princeton University and an M.B.A. (with distinction) from the Wharton School, University of Pennsylvania.

MARK LOGOMASINI has been a director since December 2009. Mr. Logomasini brings significant experience in the defense and government sector to the Board. Mr. Logomasini is a partner in Foothill Scientific Associates, a company that provides business development and resource management services for Federal programs in the life sciences. From 2008 to 2010, Mr. Logomasini was Director of Business Development for the Government Sector Group of SAFC/Sigma-Aldrich Corporation where he was responsible for developing the strategic plan for Federal programs and coordinating business development activities across SAFC business units. Mr. Logomasini was formerly a Founder and the Chief Financial Officer/VP Business Development for Molecular Medicine BioServices, Inc., a contract biologics development and manufacturing organization acquired by Sigma-Aldrich in 2007. In that position, he had overall responsibility for finance during the company’s turnaround to profitability. He developed the capital structure and led the team that secured more than a dozen vaccine and therapeutic manufacturing awards from the Department of Defense and National Institute of Allergy and Infectious Diseases. Prior to Molecular Medicine, Mr. Logomasini was the President of Western Separations, a bioprocess equipment and sales company, which he sold in 2001. He holds a B.Sc. in Chemical Engineering from the Missouri School of Mines and an M.B.A. (with Honors) from the Merage School of Management at the University of California – Irvine.

Directors whose terms expire in 2012

JERALD S. COBBS has served as a director since March 2006 and as Chairman of the Board from October 2006 until February 2008. Mr. Cobbs brings extensive experience in the health sciences and biotechnology sector to the Board. From March 2007 to September 2008, Mr. Cobbs was appointed as our Interim President and Chief Executive Officer. Mr. Cobbs is Chief Commercialization Officer of the Cancer Prevention Research Institute of Texas (CPRIT). Mr. Cobbs was a Managing Director of Signet Healthcare Partners from 2001 until March 2009. Mr. Cobbs has more than twenty five years experience in the health sciences and biotechnology industries. Mr. Cobbs previously served as the Assistant Director of Technology Development at the University of Texas – M.D. Anderson Cancer Center, in the Houston Medical Center. During his tenure at M.D. Anderson Cancer Center, he helped form two molecular therapy companies: Introgen Therapeutics (NASDAQ: INGN), a pioneer in gene-based therapies for a variety of cancers based in Austin, Texas and Rgene Therapeutics, which was sold to Targeted Genetics, Inc. (NASDAQ: TGEN). Mr. Cobbs was also Chairman and Chief Executive Officer of Quantitative Diagnostic Laboratories, a cancer diagnostic and image analysis company based in Chicago, IL. Mr. Cobbs received his M.B.A. from the University of Houston.

RALPH MAKAR was appointed as our President and Chief Executive Officer and named as director on October 1, 2007. Mr. Makar brings marketing and general management experience in the pharmaceutical and biotechnology industries to the Board. From January 2006 until joining Bioject, Mr. Makar was engaged in a number of entrepreneurial ventures, which included consulting services with a focus on specialty pharmaceuticals and technology. These consulting activities included leading the business strategy and operations, including coordination of business development and fund raising efforts in the U.S., for a technology sector start-up company. During 2007, Mr. Makar became a co-founder and corporate officer in charge of sales and marketing for Mesa Therapeutics, an emerging specialty pharmaceutical company, where he retains an advisor role as a Director. From 2003 to 2005, Mr. Makar served as Vice President and General Manager of the Therapeutics Business Unit at Berlex Labs (“Berlex”), the U.S. Division of Schering AG, which later became Bayer Health Care. From 2000 to 2003, he served as Vice President of Marketing for the Therapeutics Business Unit at Berlex. Before joining Berlex, Mr. Makar held a number of strategic and tactical marketing positions with increasing responsibility at Novartis (initially with Ciba-Geigy pre-merger) and Parke-Davis (Division of Warner-Lambert which post-acquisition became Pfizer), both pharmaceutical companies. Mr. Makar serves on the Board of Directors of the Oregon Biosciences Association, the Clinical Advisory Board for Evolva S.A., the Board of Advisors for Freedomscope Corporation and was a member of the Advisory Board to Keisense Inc. until it was acquired by Nuance Communications in 2010. He is also a member of the Dean’s

Leadership Council to the Ernest Mario School of Pharmacy at Rutgers University. Mr. Makar earned a B.S. in Pharmacy from Rutgers College of Pharmacy in Piscataway, New Jersey and an M.B.A. from Columbia Business School in New York, New York.

Directors whose terms expire in 2013

EDWARD L. FLYNN has served as a director since November 2007. Mr. Flynn also served as a member of our Board from 1999 to 2004. Mr. Flynn brings to our Board the extensive experience as a business owner as well as his expertise in the financial and securities fields. Since 1972, Mr. Flynn has been owner and Chief Executive Officer of Flynn Meyer Company, a restaurant industry management company. From 1958 to 1972, Mr. Flynn was a securities broker with Merrill Lynch Pierce Fenner and Smith. He serves as a member of the board of directors and the Chief Financial Officer of Citri-Lite Co. Inc., a soft drink company. He also serves as a member of the board of directors of TGCI Industries (NASDAQ: TGE), a geophysical service company primarily conducting three-dimensional seismic surveys for companies engaged in oil and gas exploration. He is a director of Supreme Industries, a manufacturer of specialized vehicles and truck bodies, and Chase Packaging, a food packaging company. He also serves on the board of trustees of Fordham Preparatory School in New York City.

DAVID S. TIERNEY, M.D. has served as a director since June 2007 and as Chairman from February 2008 to January 2010. Dr. Tierney’s experience in research and development in drug delivery and specialty pharma companies provides the Board with the depth of knowledge of clinical and regulatory activities. Dr. Tierney is President and Chief Operating Officer for Oceana Therapeutics Inc., a specialty pharmaceutical company. From August 2000 to April 2007, Dr. Tierney served as the President, Chief Executive Officer and Director of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, until it was acquired by Indevus Pharmaceuticals, Inc. (NASDAQ: IDEV). From January 2000 to August 2000, Dr. Tierney served as President of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company, where he was responsible for all of Biovail’s research and development, regulatory and clinical activities. From March 1997 to January 2000, Dr. Tierney was Senior Vice President of Drug Development at Roberts Pharmaceutical Corporation, where he was responsible for all research and development activities, and for drug development, medical affairs, worldwide regulatory affairs and chemical process development, as well as being part of the executive management team. From December 1989 to March 1997, Dr. Tierney was employed by Élan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. Dr.  Tierney is a director of Catalyst Pharmaceutical Partners (NASDAQ: CPRX).

DIRECTOR INDEPENDENCE, LEAD INDEPENDENT DIRECTOR

AND LEADERSHIP STRUCUTURE

The OTC Bulletin Board does not define “independent director.” The Board of Directors used Nasdaq Stock Market Marketplace Rules, which rules are not available on our website, for purposes of determining which of our director nominees and continuing directors are “independent directors.” The Board of Directors has determined that each of the director nominees and continuing directors, except Messrs. Ralph Makar and Al Hansen, are an “independent director” under Nasdaq Stock Market Marketplace Rule 5605(a)(2). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. In addition, there are no family relationships between any of our directors or executive officers.

The Board believes that independent oversight of management is an important component of an effective board of directors. The positions of Chief Executive Officer and Chairman of the Board are filled by two separate people, and the Chief Executive Officer Reports to the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board, provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board.

The Board oversees, among other things, our management of, and policies and procedures with respect to, material risks on a company-wide basis. Additionally, each Board committee considers the risks within its areas of responsibilities. The Chief Executive Officer is responsible for instituting risk management practices that are consistent with our overall business strategy and risk profile. We have not appointed a Lead Independent Director.

DIRECTOR COMPENSATION

Director Compensation for 2010

We do not pay our directors cash compensation for services. Grants pursuant to our Restated 1992 Stock Incentive Plan were made to members of our Board of Directors in June 2010 as follows:

•	50,000 stock options for the Chairman plus 5,000 for extra general work and support;

•	25,000 stock options as a “retainer” for each director;

•	5,000 stock options for each committee membership;

•	5,000 stock options for each Chair of a committee; and

•	5,000 stock options for extra general work and support.

All of the options granted in June 2010 vest as to 25% of the shares on each of the first through fourth anniversaries of the grant date.

In addition, on December 10, 2010, current board members who served from June 2008 through December 2009, were each awarded 20,000 stock options that vested immediately.

Non-Employee Director Compensation for the Year Ended December 31, 2010

Name	Option Awards ($)	Total ($)
Jerald S. Cobbs	$7,260	$7,260
Edward L. Flynn	8,685	8,685
Al Hansen	7,838	7,838
Mark Logomasini	6,413	6,413
David S. Tierney, M.D.	8,685	8,685

Awards Outstanding at December 31, 2010

Name	Option Awards (#)
Jerald S. Cobbs	60,000
Edward L. Flynn	70,000
Al Hansen	55,000
Mark Logomasini	45,000
David S. Tierney, M.D.	70,000

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

There were seven meetings of the Board of Directors during 2010. During 2010, each of the directors attended at least 75% of all of the meetings of the Board of Directors and committees on which they served. While we strongly encourage attendance by our Board of Directors at our Annual Meeting, we do not have a formal policy with respect to attendance. All of the members of our Board of Directors attended our 2010 Annual Meeting. There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

The Audit Committee meets with our independent registered public accounting firm to review the scope and findings of our annual audit and our accounting policies and procedures, which are then reported by the committee to our full Board of Directors. The Audit Committee met four times during 2010. The members of the Audit Committee during 2010 were as follows:

•	Mr. Flynn (committee chair);

•	Mr. Cobbs; and

•	Mr. Logomasini.

Our Audit Committee Charter is available on our website at www.bioject.com.

The Compensation Committee administers our Restated 1992 Stock Incentive Plan and cash compensation for the executive officers. The Compensation Committee met three times during 2010. The members of the Compensation Committee during 2010 were as follows:

•	Dr. Tierney (committee chair);

•	Mr. Flynn; and

•	Mr. Logomasini.

Our Compensation Committee Charter is available on our website at www.bioject.com.

The Corporate Governance and Nominating Committee reviews and recommends to the full Board of Directors nominees for directors to be submitted for election at the next annual shareholders’ meeting. The Corporate Governance and Nominating Committee considers persons recommended by shareholders for nomination. The procedures for submitting persons for consideration for nomination by the Corporate Governance and Nominating Committee are described under “Qualifications of Directors” below. Procedures to be followed by shareholders for directly submitting nominations for directors are contained in Section 1.12 of our bylaws, as described in “Shareholder Proposals and Director Nomination Procedures” below. The Corporate Governance and Nominating Committee did not meet during 2010. The members of the Corporate Governance and Nominating Committee during 2010 were as follows:

•	Dr. Tierney (committee chair);

•	Mr. Flynn; and

•	Mr. Logomasini.

The Corporate Governance and Nominating Committee charter is available on our website at www.bioject.com.

QUALIFICATIONS OF DIRECTORS

Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise, including service on other boards of directors, and availability and demonstrated commitment. Our Corporate Governance and Nominating Committee Charter has established the criteria for Board of Director membership, which covers diversity, experience, skill set and ability to act on behalf of the shareholders. We therefore seek a board that possesses the background, diversity, skills, expertise and commitment necessary to make a significant contribution to our company. The Corporate Governance and Nominating Committee will evaluate potential nominees by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. We do not employ consultants to help us identify or screen prospective directors. Once the Corporate Governance and Nominating Committee has favorably evaluated a candidate, the candidate is referred to the full Board of Directors for review. Subject to shareholder nomination of directors described below, the Board ultimately makes all nominations for directors to be considered and voted upon at our annual meetings.

DIRECTOR RECOMMENDATIONS BY SHAREHOLDERS

Shareholders may recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board of Directors by submitting a written recommendation to the Corporate Governance and Nominating Committee c/o Chairman of the Corporate Governance and Nominating Committee, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062. Communications should be sent by overnight or certified mail, return receipt requested. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether the individual can read and understand financial statements, and board memberships, if any, for the Corporate Governance and Nominating Committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Recommendations received by December 31 of a given calendar year will be considered for nomination at the following year’s Annual Meeting of Shareholders.

PROCEDURES FOR SHAREHOLDER PROPOSALS TO AMEND BYLAWS

AND NOMINATE DIRECTORS

Section 1.12 of our Bylaws provides that advance notice of nominations for the election of directors or proposals for an amendment to our Bylaws must be received by us thirty (30) days prior to the date of the shareholder meeting at which the shareholder wishes to present such nomination or proposal or, if less than 40 days’ notice of the date of the meeting is given to shareholders, by the close of business on the 10th day following the date on which notice of the meeting was mailed to shareholders.

Each notice of a nomination or proposal of a Bylaw amendment must contain, among other things, (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or proposal; (iii) certain biographical information concerning each person to be nominated for election as a director, the number of shares of common stock beneficially owned by such nominee, and the consent of such person to serve as a director if so elected; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) the provisions of any proposed Bylaw amendment and any financial interest of the shareholder in the proposal; and (vi) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with our Board of Directors by sending correspondence to our Board of Directors, or to any individual director, at the following address: Investor Relations, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062, or by emailing them at directors@bioject.com.

Your communications should indicate whether you are a Bioject Medical Technologies Inc. shareholder. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

AUDIT COMMITTEE FINANCIAL EXPERT

As required by the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that one member of our Audit Committee, Mr. Edward L. Flynn, the Audit Committee Chair, is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. The OTC Bulletin Board does not define “independent director.” The Board of Directors used Nasdaq Stock Market Marketplace Rules, which rules are not available on our website, for purposes of determining whether Mr. Flynn is an “independent director.” Despite his significant share holdings, Mr. Flynn was determined by the Board of Directors to be independent as prescribed by Nasdaq Stock Market Marketplace Rules and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. All members of the Audit Committee meet the standards of independence adopted by the SEC for membership on an audit committee.

AUDIT COMMITTEE REPORT

Management is responsible for Bioject’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Bioject’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In discharging its responsibilities, the Audit Committee and its individual members have met with management and Bioject’s independent registered public accounting firm, Moss Adams LLP, to review the audited consolidated financial statements for 2010 and the audit process. The Audit Committee discussed and reviewed with the independent registered public accounting firm all matters that the independent registered public accounting firm was required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements, the quality and adequacy of Bioject’s internal controls in the context of a financial statement audit and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

Based on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Bioject’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Mr. Flynn (committee chair)

Mr. Cobbs

Mr. Logomasini

CODE OF ETHICS

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. We filed a copy of our Code of Ethics as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003. We also posted our Code of Business Conduct and Ethics on our website at www.bioject.com. Any amendments to or waivers of our Code of Business Conduct and Ethics will be posted on our website. In addition, we will report any waivers of our Code of Business Conduct and Ethics on a Current Report on Form 8-K.

EXECUTIVE OFFICERS

The following individuals were our executive officers as of April 12, 2011:

Name	Age	Position	Executive Officer Since
Ralph Makar	50	Director, President and Chief Executive Officer	2007

Christine M. Farrell	51	Vice President of Finance and Member Executive Committee	2006

Richard R. Stout, M.D.	58	Executive Vice President and Chief Medical Officer and Member Executive Committee	2007

Biographical Information

For biographical information on Mr. Makar, see “Election of Directors” above.

CHRISTINE M. FARRELL joined Bioject in February 1997 as Assistant Controller. Ms. Farrell was promoted to Corporate Controller in September 1999 and to Vice President of Administration and Corporate Controller in July 2004. Effective May 3, 2006, Ms. Farrell assumed the Chief Financial Officer responsibilities and her title became Vice President of Finance. In March 2007, Ms. Farrell, along with Dr. Stout, became a member of the Executive Committee. Prior to joining Bioject, Ms. Farrell held accounting and financial management positions with Spar-Tek Industries, a manufacturer of high quality and cutting edge technology for the plywood industry, and Action Machinery, a seller of new and used robotic machine tools and equipment. Ms. Farrell holds a B.A. degree in Accounting from the University of Washington and a Masters of Management from Willamette University in Salem, Oregon.

RICHARD R. STOUT, M.D. joined Bioject in April 1994 as Director of Clinical and Regulatory Affairs. He was promoted to Vice President of Clinical Affairs in December 1994 and to Executive Vice President and Chief Medical Officer in March 2007. In March 2007, Dr. Stout, along with Ms. Farrell, became a member of the Executive Committee. From 1992 to 1993 he was the Director of Clinical and Regulatory Affairs at EndoVascular Instruments, Inc., a developer of surgical devices and methods for endarterectomy and intraluminal graft placement. Dr. Stout acted as the Manager of Tachycardia Clinical Studies at Telectronics Pacing Systems, an international medical device company involved in manufacturing and distributing cardiac pacemakers and implantable defibrillators, from 1990 to 1992. From 1987 to 1989, Dr. Stout was Director of Medical Programs at Biotronic Inc., also a manufacturer and distributor of implantable cardiac pacemakers.

EXECUTIVE COMPENSATION

The Compensation Committee Charter establishes the Compensation Committee’s responsibility for determining executive and Director compensation. The Compensation Committee is responsible for establishing annual and long-term performance goals and objectives for our CEO and executive officers. This responsibility includes evaluating the performance of the CEO and executive officers in light of the approved performance goals and objectives, setting the compensation of the CEO and executive officers based upon the evaluation of the performance of the CEO and the executive officers, making recommendations to the Board of Directors with respect to new cash-based incentive compensation plans and equity-based compensation plans and preparing an annual performance self-evaluation of the Compensation Committee. The Compensation Committee also administers the 1992 Stock Incentive Plan, grants options and awards under the 1992 Stock Incentive Plan, advises the executive committee on the setting of compensation for senior executives whose compensation is not otherwise set by the Compensation Committee and monitors compliance by officers with our program of required stock ownership.

In determining the long-term incentive component of the CEO and executive officers, the Compensation Committee may consider our performance and relative shareholder return and the value of similar incentive awards to CEOs and executive officers at comparable companies. The Compensation Committee is also responsible for recommending Director compensation. Executive officers do not play a role in determining or recommending the amount or form of Director compensation. Currently, Directors receive no cash compensation for their services and remuneration is in the form of stock options administered under the 1992 Stock Incentive Plan.

The Compensation Committee also has the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel, experts and consultants, as it deems appropriate. The Compensation Committee did not retain a compensation consultant to assist it in performing its duties in the last completed fiscal year.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to (i) our Principal Executive Officer (“PEO”); and (ii) our two other executive officers, other than our PEO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation was greater than $100,000 (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Ralph Makar President and Chief Executive Officer	2010 2009	$240,000 246,923	$107,025 —	$13,259 12,344	$360,284 259,267

Richard R. Stout, M.D. Executive Vice President and Chief Medical Officer	2010 2009	170,615 175,536	80,892 —	5,357 6,148	256,864 181,684

Christine M. Farrell Vice President of Finance and PFO	2010 2009	124,800 128,400	76,617 —	3,656 5,246	205,073 133,646

(1)	Effective February 2009, each of the executive officers voluntarily offered to take a temporary 20% decrease to their annual salary, which remained in effect in 2010.
(2)	See Note 12 of Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2010 for the valuation assumptions and other information related to our stock and option awards during 2010.
(3)	All Other Compensation in 2010 included the following:

Name	Insurance	401(k) Match	Total
Ralph Makar	$7,470	$5,789	$13,259
Richard R. Stout, M.D.	—	5,357	5,357
Christine M. Farrell	—	3,656	3,656

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($ per Sh.)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)
Ralph Makar	150,000	—		$1.33	10/01/17	—		$—
	—	330,000	(1)	0.15	06/09/17	—		—
	—	—		—	—	250,000	(5)	17,500

Richard R. Stout	27,731	—		1.69	02/28/12	—		—
	75,000	75,000	(2)	0.30	04/22/17	—		—
	—	270,000	(3)	0.15	06/09/17	—		—
	—	—		—	—	25,000	(6)	1,750

Christine M. Farrell	35,321	—		1.69	02/28/12	—		—
	75,000	75,000	(2)	0.30	04/22/17	—		—
	—	240,000	(4)	0.15	06/09/17	—		—
	—	—		—	—	25,000	(6)	1,750

(1)	These options vest as to 82,500 shares on each of June 10, 2011, 2012, 2013 and 2014.
(2)	These options vest as to 37,500 shares on each of April 23, 2011 and 2012.
(3)	These options vest as to 67,500 shares on each of June 10, 2011, 2012, 2013 and 2014.
(4)	These options vest as to 60,000 shares on each of June 10, 2011, 2012, 2013 and 2014.
(5)	These shares vested as to 50,000 shares on January 30, 2011 and vest as to 100,000 shares on each of June 10, 2011 and 2012.
(6)	These shares vest on December 31, 2011.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Ralph Makar

In October 2007, we entered into an employment agreement with Mr. Ralph Makar. If Mr. Makar’s employment is terminated without cause or he terminates his employment for good reason, as each is defined in the employment agreement, he is entitled to receive twelve months base salary and twelve months of COBRA premiums. In addition, all options and restricted stock units granted will fully vest and the options will be exercisable for two years (but not later than the original term of the option). Mr. Makar must execute a release of claims to receive these benefits. If there is a change-in-control, all of Mr. Makar’s stock options will fully vest and will be exercisable for three years (but not later than the original term of the option), all of his restricted stock units will vest, and he will be entitled to receive a bonus not to exceed a maximum of 650,000 shares of common stock, less the number of restricted stock units previously granted under the Agreement.

Assuming Mr. Makar was terminated effective December 31, 2010, cash benefits pursuant to this agreement would total $304,734, 330,000 options would vest and 250,000 shares of unvested restricted stock units would become vested.

Christine M. Farrell

In January 1997, we entered into an employment agreement with Ms. Farrell. This agreement was amended in November 2004 and December 2008. Ms. Farrell is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Ms. Farrell is terminated without cause, upon executing a general release of all claims, she will be entitled to up to 12 months of regular salary, 12 months of COBRA and all unvested stock options and unvested stock awards will become 100% vested.

Assuming Ms. Farrell was terminated effective December 31, 2010, cash benefits pursuant to this agreement would total $160,734, 315,000 options would vest and 25,000 shares of unvested restricted stock would vest.

Richard R. Stout, M.D.

In November 2004, we entered into an employment agreement with Dr. Stout. This agreement was amended in December 2008. Dr. Stout is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Dr. Stout is terminated for any reason, then, upon executing a general release of all claims, he will be entitled to up to 12 months of regular salary and 12 months of COBRA. In addition, if Dr. Stout is terminated without cause, as defined in the agreement, all unvested stock options and unvested stock awards will become 100% vested.

Assuming Dr. Stout was terminated effective December 31, 2010, cash benefits pursuant to this agreement would total $218,002, 345,000 options would vest and 25,000 shares of unvested restricted stock would vest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and 10% shareholders to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% shareholders are required by SEC regulations to furnish us with all Section 16(a) reports they file. Based solely on our review of the copies of such reports we received and written representations from our officers, directors and 10% shareholders, we believe that all required reports were timely filed in 2010, except for the following:

•	Richard R. Stout, M.D. and Christine M. Farrell each failed to timely file a Form 4 related to the vesting of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors reviews each transaction with a related party and, after disclosure of the interests of the related party in the transaction, determines whether to approve or ratify such transaction.

Mr. Al Hansen and Mr. Jerald Cobbs

Mr. Al Hansen is the Chairman of our Board of Directors and Managing Director of Signet Healthcare Partners (“Signet”). Mr. Jerald Cobbs, a member of our Board of Directors, was a Managing Director of Signet until March 2009. LOF and several of its affiliates are affiliates of Signet.

As of December 31, 2010, LOF or its affiliates held the following:

•	2,086,957 shares of our Series D Preferred Stock convertible into 2,086,957 shares of our common stock;

•	3,858,908 shares of our Series E Preferred Stock, including accrued payment-in-kind dividends, convertible into 3,858,908 shares of our common stock; and

•	95,967 shares of our Series G Preferred Stock, including accrued payment-in-kind dividends, convertible into 9,596,725 shares of our common stock.

LOF also holds a warrant to purchase an aggregate of 80,000 shares of our common stock at $0.75 per share, which expires in December 2011.

The transactions with LOF were all deemed to be made at arms-length rates.

Mr. Edward Flynn

At December 31, 2010, Mr. Edward Flynn, a member of our Board of Directors, held 1,616,160 shares of our common stock, 784 shares of our Series F Preferred Stock, 4,166 shares of our Series G Preferred Stock, including preferred dividends, and a warrant for 66,667 shares of common stock. The Series F Preferred Stock and the Series G Preferred Stock are convertible into 783,842 and 416,588 shares of our common stock, respectively.

OTHER MATTERS TO BE ACTED UPON

It is not known whether any other matters will come before the Annual Meeting other than as set out above and in the Notice of Meeting. However, if such should occur, the two persons named in the accompanying form of proxy, Ralph Makar and Christine M. Farrell, intend to vote on the matters in accordance with their best judgment, exercising the discretionary authority granted to them by the enclosed proxy with respect to amendments or variations or matters identified in the Notice of Meeting and other matters which may properly come before the Annual Meeting or an adjournment thereof.

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011

Our Audit Committee has appointed Moss Adams LLP, independent registered public accountants, as auditor for the year ending December 31, 2011. Moss Adams LLP performed the audit of our financial statements as of and for the years ended December 31, 2010 and 2009. The selection of independent registered public accountants is being submitted to a vote of the shareholders. If the appointment of the independent registered public accountants is not ratified by shareholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of Moss Adams LLP. We expect a representative of Moss Adams LLP to be present at the 2011 Annual Meeting and to be available to respond to appropriate questions from shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so.

Fees Paid to Moss Adams LLP related to the years ended December 31, 2010 and 2009:

	2010	% Pre-approved by Audit Committee	2009	% Pre-approved by Audit Committee
Audit Fees(1)	$112,000	100%	$139,000	100%
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees(2)	1,058	—	—	—

	$113,058		$139,000

(1)	These amounts represent fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP in connection with statutory and regulatory filings or engagements.
(2)	Represents fees for review of a Form S-8 for registration of common stock.

Pre-Approval Policies and Procedures

All proposed engagements for services to be provided by our independent registered public accounting firm will first be considered by the Principal Financial and Accounting Officer. If the proposed services are specifically covered by a general pre-approval by the Audit Committee, we may engage the independent registered public accounting firm to provide such services. In such case, the Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. If the proposed services are not covered by a general pre-approval of the Audit Committee, the engagement of the independent registered public accounting firm to provide such services shall require specific pre-approval by the Audit Committee.

Any proposed engagement to provide services that requires specific approval by the Audit Committee will be submitted to the Audit Committee for its consideration (or to a member of the Audit Committee to whom the authority to pre-approve services of our independent registered public accounting firm has been delegated by the Audit Committee). Such submission shall be reasonably detailed with regard to the scope of proposed services, proposed fees and other proposed terms and conditions of the engagement. In determining whether to specifically approve any such proposed engagement, the Audit Committee (or the Audit Committee’s delegate) will consider whether the provision of such services is consistent with the SEC’s rules on auditor independence. If the Audit Committee specifically approves such proposed engagement, we may engage the independent registered public accounting firm to provide such services.

Vote Required

The presence in person or by proxy of holders of record of a majority of the outstanding common stock, the Series D preferred stock, the Series E preferred stock, the Series F preferred stock and the Series G preferred stock, together as a single class, is required to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the affirmative vote of a majority of the votes cast at the meeting and entitled to vote on this matter is necessary to ratify the appointment of Moss Adams LLP as our independent registered public accountants for the year ending December 31, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FOR THE YEAR ENDING DECEMBER 31, 2011.

PROPOSALS OF SHAREHOLDERS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require shareholders to give us advance notice of any proposal for a bylaw amendment or director nomination to be submitted at any meeting of shareholders. The applicable provision of our bylaws is summarized in the section of this Proxy Statement titled “Shareholder Proposal and Director Nomination Procedures.” For any such shareholder proposal for an amendment to our bylaws or any director nomination to be considered at the 2012 Annual Meeting of Shareholders, the shareholder’s notice must be received at our principal executive office no later than May 11, 2012. For any shareholder proposal other than a proposal for an amendment to our bylaws to be considered at the 2012 Annual Meeting of Shareholders, the shareholder’s notice must be received at our principal executive office no later than March 9, 2012. In addition, SEC rules require that any shareholder proposal to be considered for inclusion in our proxy statement for the 2012 Annual Meeting of Shareholders must be received at our principal executive office no later than December 16, 2011.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Christine Farrell, Vice President of Finance, at our principal address.

DATED at Portland, Oregon, this 25th day of April, 2011

BY ORDER OF THE BOARD

/s/ Ralph Makar
Ralph Makar
President and Chief Executive Officer

0	■

BIOJECT MEDICAL TECHNOLOGIES INC.

ANNUAL MEETING OF SHAREHOLDERS

June 9, 2011

This Proxy is Solicited on Behalf of the Board of Directors.

Ralph Makar and Christine M. Farrell and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse of this proxy card, on all proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Shareholders of Bioject Medical Technologies Inc. (the “Company”) to be held on June 9, 2011 or any adjournment(s), postponement(s), or other delay(s) thereof (the “Annual Meeting”), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

(To be signed on reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

BIOJECT MEDICAL TECHNOLOGIES INC.

June 9, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.bioject.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

¢	20230000000000000000 0	060911

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Election of the following nominee(s) as directors for a one-year term to serve in such capacities until their successors are duly elected and qualified.			2. To ratify the appointment of Moss Adams LLP as our Independent Registered Public Accountants for the year ending December 31, 2011.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐WITHHOLD AUTHORITY FOR ALL NOMINEES ☐FOR ALL EXCEPT (See instructions below)	O Al Hansen O Mark Logomasini

3.   To transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” PROPOSAL #2 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY TODAY.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢